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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                  _________________

                                       Form 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 1998


                        THE PRODUCERS ENTERTAINMENT GROUP LTD.
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                  0-18410                  95-4233050
(STATE OR OTHER JURISDICTION      (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)


                               5757 WILSHIRE BOULEVARD
                                    PENTHOUSE ONE
                           LOS ANGELES, CALIFORNIA  90036
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    (213) 634-8634
                           (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the terms of an Agreement of Merger (the "Agreement") dated as of July 15, 1998, The Producers Entertainment Group Ltd., a Delaware corporation ("Registrant" or the "Company") has acquired all of the issued and outstanding stock of MWI Distribution, Inc., a California corporation ("MWI"), from Tom Daniels and Craig Sussman (collectively, the "Stockholders"), the sole stockholders of MWI. MWI merged with and into TPEG Merger Company, a California corporation ("MergerCo"), a wholly owned subsidiary of the Company. MWI will be dissolved and MergerCo will continue as the surviving corporation. The consideration paid at closing to the Stockholders by the Company was 763,889 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"). The Company may have to pay additional consideration, in the form of Common Stock, to the Stockholders, which payments are contingent upon the performance of MergerCo for the fiscal years ended June 30, 1999, June 30, 2000, June 30, 2001 and June 30, 2002, respectively. The Stockholders also shall receive up to an additional 109,428 shares of Common Stock if the Common Stock Average Price, as defined in the Agreement, does not equal or exceed $3.80 per share between July 15, 1998 and June 30, 1999.

     The Agreement was negotiated at arms' length between the Registrant and the Stockholders. The merger consideration reflected, among other things, the value which the Registrant placed upon MWI in light of the value of MWI's various distribution contracts, as well as the likely synergies which management of the Registrant and MWI believed could be achieved by the combination of business accomplished by the merger.

     In accordance with the Agreement, Messrs. Daniels and Sussman have entered into substantially identical employment agreements with MergerCo for a period of five years (the "Employment Agreements"), which are filed herewith.

     Reference is also made to the press release of the Registrant, issued on July 16, 1998, which contains information regarding the acquisition and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     To be included by amendment to this Form 8-K are audited financial statements of MWI for its fiscal year ended December 31, 1997.

     (b)  PRO FORMA FINANCIAL INFORMATION

     To be included by amendment to this Form 8-K are a pro forma condensed balance sheet and statement of operations of the Registrant for the fiscal year ended June 30, 1998.



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     (c)  EXHIBITS

     Included as part of this Form 8-K are the exhibits listed on the Exhibit Index appearing on page 5.

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 31, 1998                      THE PRODUCERS ENTERTAINMENT GROUP LTD.



                                   By: /s/ ARTHUR BERNSTEIN
                                       ------------------------------
                                        Arthur Bernstein
                                        Secretary


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                                    EXHIBIT INDEX
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EXHIBITS

2.1 Agreement of Merger dated as of July 15, 1998, by and among The Producers Entertainment Group Ltd., TPEG Merger Company, MWI Distribution, Inc. and Tom Daniels and Craig Sussman.

10.1 Employment Agreement dated as of July 15, 1998, by and among TPEG Merger Company and Thomas Daniels.

10.2 Employment Agreement dated as of July 15, 1998, by and among TPEG Merger Company and Craig Sussman.

10.3      Escrow Instructions dated as of July 15, 1998, by and among The Producers
          Entertainment Group Ltd., Tom Daniels, Craig Sussman, and OTR, Inc.

10.4 Registration Rights Agreement dated as of July 15, 1998, by and among The Producers Entertainment Group Ltd., Tom Daniels, and Craig Sussman.

99.1      Press Release dated July 16, 1998.
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